UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3158

Smith Barney Fundamental Value Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: September 30

Date of reporting period: September 30, 2004

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

SMITH BARNEY

FUNDAMENTAL VALUE FUND INC.

CLASSIC SERIES   |   ANNUAL REPORT   |   SEPTEMBER 30, 2004

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

JOHN G. GOODE

PORTFOLIO MANAGER

PETER J. HABLE

PORTFOLIO MANAGER

Classic Series

Annual Report  •  September 30, 2004

SMITH BARNEY FUNDAMENTAL

VALUE FUND INC.

JOHN G. GOODE

John G. Goode has more than 35 years of securities business experience and has managed the fund since 1990.

Education: BA in Economics, MBA from Stanford University.

PETER J. HABLE

Peter J. Hable has more than 21 years of securities business experience.

Education: BS in Economics from Southern Methodist University, MBA from the University of Pennsylvania’s Wharton School of Finance.

FUND OBJECTIVE

The fund seeks long-term capital growth. Current income is a secondary consideration. The fund invests primarily in common stock and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the managers believe are undervalued in the marketplace. While the managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return.

FUND FACTS

FUND INCEPTION

November 12, 1981

MANAGER INVESTMENT INDUSTRY EXPERIENCE

35 Years (John G. Goode)

21 Years (Peter J. Hable)

What’s Inside

LETTER  FROM  THE  CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and

Chief Executive Officer

Dear Shareholder,

Over the past 12 months, the domestic economy continued to recover from the recession of the prior three years, although a number of factors combined to slow its progress. At the start of the fund’s fiscal year in October 2003, many of the geopolitical concerns that had previously been pressuring both the economy and the stock market had begun to ease.

The initial combat phase of the conflict in Iraq had concluded and new federal tax legislation provided significant near-term tax cuts for consumers, businesses and investors. Key interest rates continued to hover near record lows and a wave of home mortgage refinancing freed additional cash for homeowners. Improving job growth numbers late in 2003, sustained consumer spending and positive corporate earnings news all contributed to a broad stock market rally at the end of last year. During the third calendar quarter of 2003, gross domestic product (“GDP”)i growth reached 7.4% (revised),ii a high not seen in almost two decades.

As the new year began, economic indicators grew increasingly mixed, adding to growing uncertainty for investors that helped keep the stock market trading in a limited range. Economic growth as measured by GDP, dropped to 4.2% for the fourth quarter of 2003, climbed only slightly in the first quarter of 2004 to 4.5% and declined again in the second quarter of 2004 to 3.3%. In the spring and summer, monthly job growth figures fluctuated between net gains and losses, although the overall unemployment rate held relatively steady through September.iii The U.S. Consumer Confidence Index,iv which had risen significantly since October of 2003, declined in both August and September, reflecting consumers’ growing concern about the rate of job growth and the economy. Record-high crude oil prices led to a spike in energy costs which helped curb consumer spending and acted as a brake on the domestic economy overall. After a year of four-decade-low rates, the Federal Reserve Bank (“Fed”) raised its federal funds ratev target by 0.25% on three occasions, in June, August and September, moving it from 1.00% to 1.75%. Following the end of the fund’s reporting period, at its November meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 2.00%.

The past 12 months in the stock market saw small- and mid-capitalization stocks generally outperform large-caps, while value-oriented stocks outperformed their growth counterparts. The Russell 2000 Index,vi which is a proxy for the small-cap market, returned 18.77% for the period while the S&P 500 Indexvii and the Dow Jones Industrial Average,viii which represent larger-cap stocks, returned 13.86% and 10.99%, respectively, for the same period.

Performance varied widely among industry sectors, with the energy and utilities sectors typically recording strong returns for the period, while the information technology and consumer staples sectors generally suffered losses. Foreign stock markets, as represented by the MSCI World Index,ix which returned 17.10%, outperformed the domestic market as represented by the broad Wilshire 5000 Index,x which returned 12.91%. Stocks generally outpaced bonds, which suffered during the spring due to heightened worries about resurgent inflation and rising interest rates, but improved towards the end of the period.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

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Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“CAM”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to CAM’s entry into the transfer agency business during 1997-1999. Citigroup has disclosed that the Staff of the SEC is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup, the former CEO of CAM, a former employee and a current employee of CAM, relating to the creation, operation and fees of its internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 10, 2004

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MANAGER  OVERVIEW

Special Shareholder Notice

On February 2, 2004, initial sales charges on Class L shares were eliminated. Effective April 29, 2004, Class L shares were renamed Class C shares.

Market Overview

The stock market was strong in the last quarter of calendar 2003 as investors became more confident that the economy was rebounding from depressed levels earlier in the year. Investors who had been very pessimistic earlier in 2003 had become quite optimistic as 2004 arrived. In fact, studies of investor sentiment suggested that investors as a group were as optimistic in early 2004 as at any time in the last few decades. With this in mind, we felt that the overall market needed to digest the substantial gains of the last 9-10 months and that a consolidation or correction was likely.

Over the last ten months, a number of things have led to a choppy market environment where investors’ “wall of worry” has been rebuilt. Oil prices were $29/barrel at the start of the year and recently reached $54/barrel. Growing energy demand from China, hurricanes in Florida that disrupted supplies, political unrest in Venezuela and Nigeria, U.S. efforts to fill its Strategic Petroleum Reserve, and the conflict in Iraq that reduced oil production below potential output, all contributed to the rise. In addition, speculators no doubt were an important factor, at the margin, in driving prices higher. Higher oil prices act like a tax on the world economy.

The ability of the U.S. economy to generate jobs was a part of the continuing debate in this political year. The focus was on outsourcing of jobs to other countries but it is clear that the extremely risk averse nature of many corporations and the cumulative effect of class action lawsuits also have played important roles. The objective for many companies has been to maximize near term cash flow. This can be seen from free cash flow being generated by the corporate sector as a whole.

Earlier this year, there was concern over interest rates and whether the 23-year bull market for the cost of money

PERFORMANCE SNAPSHOT

AS OF SEPTEMBER 30, 2004

(excluding sales charges)

	6 Months	12 Months

Class A Shares — Fundamental Value Fund	-3.87%	13.27%

S&P 500 Index	-0.18%	13.86%

Russell 3000 Index	-0.60%	14.26%

Lipper Multi-Cap Core Funds Category Average	-1.60%	12.80%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned –4.22%, Class C shares returned –4.15% and Class Y shares returned –3.66% over the six months ended September 30, 2004. Excluding sales charges, Class B shares returned 12.38%, Class C shares returned 12.38% and Class Y shares returned 13.67% over the twelve months ended September 30, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended September 30, 2004, calculated among the 758 funds for the six-month period and among the 684 funds for the 12-month period in the fund’s Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

had ended. It probably has, but interest rate increases are likely to be moderate over the next year. There continues to be deflationary forces of significance and we think sharply higher interest rates are unlikely. Finally, Iraq and the election cycle has been a factor causing concern among investors.

Performance Review

For the 12 months ended September 30, 2004, Class A shares of the Smith Barney Fundamental Value Fund Inc., excluding sales charges, returned 13.27%. These shares

3        Smith Barney Fundamental Value Fund Inc.      |      2004 Annual Report

underperformed the fund’s unmanaged benchmarks, the S&P 500 Index,vii which returned 13.86% and the Russell 3000 Index,xi which returned 14.26% for the same period. These shares outperformed the fund’s Lipper multi-cap core funds category average1, which was 12.80%.

Strategies Employed

As 2004 started, we decided to reduce our holdings in the technology sector and went from overweight to moderately underweight. In the last month or so, technology stocks, in some cases, were selling for prices 30-45% below levels earlier in the year and we added to our holdings, returning to a moderate overweight in this sector. Most strategists we read continue to downplay technology. Although that might have made sense earlier in the year, we suspect many technology stocks have reached prices that once again look like values.

If we look at the last year, our overweight in the materials sector contributed 2.14% more than the benchmark weight. Over the last decade, we have seen materials decline from 8% of the Russell 3000 Index to about 3% suggesting that most companies were not achieving high returns or investing in expanding their businesses during this period. As a result, rising demand by China and others for raw materials and natural resources rather quickly runs into supply constraints, which then causes prices to rise. China is not resource rich and most likely will need to import many of its raw materials and natural resource needs in the years ahead. We continue to believe that the materials sector will do well over the next few years although a temporary slowdown in the Chinese economy may make the ride somewhat “bumpy”.

Although the pharmaceutical industry has had problems recently highlighted by Merck & Co., Inc. pulling Vioxx from the market, we believe drug stocks today look as inexpensive as at any time in the last ten years. We had been underweight in this group for several years and have raised our holdings back to market weight.

We have been market weight in the energy sector. Although we believe energy will be part of the market leadership in the next 3-5 years, oil prices seem to have overshot in the near term. We would not be surprised to see oil prices decline $10/barrel or more in the next few quarters. Should this happen, we might use this as an opportunity to add to or initiate new positions in the sector.

During the last fiscal year, the five largest contributors to fund performance were Motorola, Inc., a global provider of wireless, broadband, automotive communications technologies and embedded electronic products, ChevronTexaco Corp, a fully integrated petroleum operator, Carnival Corp, a global cruise and vacation company, Alcoa Inc., a producer of primary aluminum, fabricated aluminum and alumina and Raytheon Co., a company engaged in the defense and government electronics, space, information technology (IT), technical services and business and special mission aircraft industry. All five of these top contributors are among the fund’s top ten holdings as of September 30, 2004. The five most significant detractors from performance were Merck & Co., Inc., a global research-driven pharmaceutical products company, Micromuse Inc., a provider of a suite of software products that enable business and service assurance for enterprises and service providers, Taiwan Semiconductor Manufacturing Co., a semiconductor manufacturer which uses its production processes for customers based on their own or third parties’ integrated circuit (IC) designs, Intel Corp, a designer, developer, manufacturer and marketer of computing and communications products at various levels of integration and McKesson Corp., which provides and supplies information and care management products and services designed to reduce costs and improve quality across the healthcare industry. The fund continues to hold all five detractors at the end of the period.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended September 30, 2004, calculated among the 684 funds in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

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Thank you for your investment in the Smith Barney Fundamental Value Fund Inc. As ever, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the fund’s investment goals.

Sincerely,

John G. Goode	Peter J. Hable
Portfolio Manager	Portfolio Manager

November 10, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of September 30, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings (as a % of net assets) as of this date were: ChevronTexaco Corp. (2.05%), JPMorgan Chase & Co. (1.98%), Motorola, Inc. (1.95%), Raytheon Co. (1.81%), Johnson & Johnson (1.73%), American Express Co. (1.67%), Newmont Mining Corp. (1.65%), Carnival Corp. (1.63%), Alcoa Inc. (1.56%), Microsoft Corp. (1.54%). Please refer to pages 11 through 16 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a % of net assets) as of September 30, 2004 were: Information Technology (16.87%); Financials (15.84%); Consumer Discretionary (14.24%); Healthcare (12.72%); Materials (11.87%). The fund’s portfolio composition is subject to change at any time.

RISKS: The fund may invest in small- and mid- cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The fund is subject to certain risks of overseas investing not typically associated with investing in U.S. securities, including economic, political and social factors and currency fluctuations. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	Source: Bureau of Economic Analysis, U.S. Department of Commerce, September 29, 2004.
iii	Source: Bureau of Labor Statistics, U.S. Department of Labor, October 8, 2004.
iv	Source: Consumer Confidence Index, The Conference Board, September 28, 2004.
[v]	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
vi	The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
vii	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
viii	The Dow Jones Industrial Average is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.
ix	The MSCI World Index is a market capitalization weighted equity index of over 1,500 stocks traded in 22 world markets.
[x]	The Wilshire 5000 Index is the broadest stock market indicator covering the performance of the entire U.S. equity market, which consists of over 7,000 U.S. headquartered equity securities individually weighted by market capitalization.
xi	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

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Fund at a Glance (unaudited)

Investment Breakdown*

March 31, 2004

September 30, 2004

*	As a percentage of total investments. Please note that Portfolio holdings are subject to change.

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on April 1, 2004 and held for the six months ended September 30, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	(3.87)%	$1,000.00	$961.30	1.09%	$5.34

Class B	(4.22)	1,000.00	957.80	1.89	9.25

Class C(4)	(4.15)	1,000.00	958.50	1.79	8.76

Class Y	(3.66)	1,000.00	963.40	0.66	3.24

(1)	For the six months ended September 30, 2004.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year.
(3)	Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(4)	On April 29, 2004, Class L shares were renamed as Class C shares.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,019.55	1.09%	$5.50

Class B	5.00	1,000.00	1,015.55	1.89	9.52

Class C(3)	5.00	1,000.00	1,016.05	1.79	9.02

Class Y	5.00	1,000.00	1,021.70	0.66	3.34

(1)	For the six months ended September 30, 2004.
(2)	Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

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Average Annual Total Returns† (unaudited)

	Without Sales Charges(1)
	Class A	Class B	Class C(2)	Class Y
Twelve Months Ended 9/30/04	13.27%	12.38%	12.38%	13.67%

Five Years Ended 9/30/04	4.53	3.72	3.72	4.93

Ten Years Ended 9/30/04	11.11	10.26	10.27	N/A

Inception* through 9/30/04	12.30	10.83	9.84	10.17	**

	With Sales Charges(3)
	Class A	Class B	Class C(2)	Class Y
Twelve Months Ended 9/30/04	7.58%	7.38%	11.38%	13.67%

Five Years Ended 9/30/04	3.46	3.54	3.72	4.93

Ten Years Ended 9/30/04	10.54	10.26	10.27	N/A

Inception* through 9/30/04	12.05	10.83	9.84	10.17	**

Cumulative Total Returns† (unaudited)
	Without Sales Charges(1)
Class A (9/30/94 through 9/30/04)	186.69%

Class B (9/30/94 through 9/30/04)	165.46

Class C(2) (9/30/94 through 9/30/04)	165.86

Class Y (Inception* through 9/30/04)	131.50	**

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.
(2)	On April 29, 2004, Class L shares were renamed Class C shares.
(3)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. The 1.00% initial sales charge on Class C shares is no longer imposed effective February 2, 2004.
*	Inception dates for Class A, B, C and Y shares are November 12, 1981, November 6, 1992, August 10, 1993 and October 13, 1995, respectively.
†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s share, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
**	During November 1995 Class Y shares were fully redeemed, therefore performance for Class Y shares represents performance for the period beginning January 30, 1996, which represents the date new share purchases were made into this class.

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Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Smith Barney Fundamental Value Fund Inc. vs. S&P 500 Index, Russell 3000 Index and Lipper Multi-Cap Core Funds Average†

September 1994 — September 2004

†	Hypothetical illustration of $10,000 invested in Class A shares on September 30, 1994, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through September 30, 2004. The S&P 500 Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The Lipper Multi-Cap Core Funds Average is composed of the Fund’s peer group of mutual funds (684 funds as of September 30, 2004). The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Schedule of Investments	September 30, 2004

SHARES	SECURITY	VALUE
COMMON STOCK — 91.6%
CONSUMER DISCRETIONARY — 14.2%
Auto Components — 0.4%
427,400	BorgWarner, Inc.	$18,502,146

Hotels, Restaurants and Leisure — 1.6%
1,594,100	Carnival Corp. (a)	75,384,989

Household Durables — 0.9%
2,700,000	Fleetwood Enterprises, Inc. (a)(b)	40,986,000

Leisure Equipment and Products — 2.1%
2,700,000	Hasbro, Inc.	50,760,000
2,507,700	Mattel, Inc.	45,464,601

		96,224,601

Media — 7.2%
1,923,900	Comcast Corp., Class A Shares (b)	53,715,288
7,743,800	Liberty Media Corp., Class A Shares (b)	67,525,936
1,544,000	The News Corp. Ltd., Sponsored ADR (a)	50,751,280
4,238,600	Time Warner Inc. (b)	68,411,004
1,288,500	Viacom Inc., Class B Shares (a)	43,242,060
2,250,000	The Walt Disney Co. (a)	50,737,500

		334,383,068

Multi-Line Retail — 0.5%
516,400	Costco Wholesale Corp.	21,461,584

Specialty Retail — 1.3%
1,508,900	The Home Depot, Inc.	59,148,880

Textiles and Apparel — 0.2%
1,111,000	Tommy Hilfiger Corp. (b)	10,965,570

	TOTAL CONSUMER DISCRETIONARY	657,056,838

CONSUMER STAPLES — 1.5%
Beverages — 0.5%
542,212	PepsiCo, Inc.	26,378,614

Food and Drug Retailing — 1.0%
2,327,100	Safeway Inc. (b)	44,936,301

	TOTAL CONSUMER STAPLES	71,314,915

ENERGY — 6.5%
Energy Equipment and Services — 2.2%
1,800,000	GlobalSantaFe Corp. (a)	55,170,000
1,350,000	Halliburton Co.	45,481,500

		100,651,500

Oil and Gas — 4.3%
894,800	Anadarko Petroleum Corp.	59,378,928
1,764,000	ChevronTexaco Corp.	94,620,960
516,000	Murphy Oil Corp.	44,773,320

		198,773,208

	TOTAL ENERGY	299,424,708

See Notes to Financial Statements.

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Schedule of Investments (continued)	September 30, 2004

SHARES	SECURITY	VALUE
FINANCIALS — 15.8%
Banks — 0.7%
1,090,300	The Bank of New York Co., Inc.	$31,804,051

Diversified Financials — 6.6%
1,500,100	American Express Co.	77,195,146
2,301,900	JPMorgan Chase & Co.	91,454,487
934,900	MBNA Corp.	23,559,480
1,015,500	Merrill Lynch & Co., Inc.	50,490,660
540,400	Morgan Stanley	26,641,720
888,705	State Street Corp.	37,956,591

		307,298,084

Insurance — 8.5%
796,600	Ambac Financial Group, Inc.	63,688,170
993,300	American International Group, Inc.	67,534,467
816,700	The Chubb Corp.	57,397,676
509,900	The Hartford Financial Services Group, Inc.	31,578,107
795,400	Marsh & McLennan Cos., Inc.	36,397,504
882,000	MGIC Investment Corp. (a)	58,697,100
273,500	The PMI Group, Inc. (a)	11,098,630
1,413,800	Radian Group Inc.	65,359,974

		391,751,628

	TOTAL FINANCIALS	730,853,763

HEALTHCARE — 12.7%
Biotechnology — 2.0%
422,700	Amgen Inc. (b)	23,958,636
3,855,928	Aphton Corp. (b)	13,881,341
1,927,000	Enzo Biochem, Inc. (a)(b)	28,905,000
6,874,700	Genelabs Technologies, Inc. (a)(b)	17,942,967
3,471,500	XOMA Ltd. (b)	8,053,880

		92,741,824

Healthcare Providers and Services — 2.0%
1,728,900	McKesson Corp. (a)	44,346,285
450,000	United American Healthcare Corp. (b)	2,313,000
630,000	UnitedHealth Group Inc.	46,456,200

		93,115,485

Pharmaceuticals — 8.7%
1,650,600	Abbott Laboratories	69,919,416
851,900	Bentley Pharmaceuticals, Inc. (a)(b)	9,021,621
1,388,700	GlaxoSmithKline PLC, ADR	60,727,851
1,415,700	Johnson & Johnson	79,746,381
1,707,400	Merck & Co., Inc.	56,344,200
1,111,110	NexMed, Inc. (b)	1,633,332
2,225,000	Pfizer Inc.	68,085,000
1,491,100	Wyeth	55,767,140

		401,244,941

	TOTAL HEALTHCARE	587,102,250

See Notes to Financial Statements.

12        Smith Barney Fundamental Value Fund Inc.      |      2004 Annual Report

Schedule of Investments (continued)	September 30, 2004

SHARES	SECURITY	VALUE
INDUSTRIALS — 7.9%
Aerospace and Defense — 2.7%
824,400	The Boeing Co.	$42,555,528
2,195,400	Raytheon Co.	83,381,292

		125,936,820

Airlines — 1.1%
839,700	AMR Corp. (a)(b)	6,155,001
938,500	Continental Airlines, Inc., Class B Shares (a)(b)	7,996,020
813,400	Frontier Airlines, Inc. (a)(b)	6,246,912
920,400	Northwest Airlines Corp. (a)(b)	7,556,484
1,758,700	Southwest Airlines Co.	23,953,494

		51,907,911

Commercial Services and Supplies — 1.7%
1,464,800	Sabre Holdings Corp., Class A Shares (a)	35,931,544
1,471,200	Waste Management, Inc.	40,222,608

		76,154,152

Construction and Engineering — 0.3%
482,900	Chicago Bridge & Iron Co., N.V., NY Shares (a)	14,482,171

Industrial Conglomerates — 1.0%
1,292,100	Honeywell International Inc.	46,334,706

Machinery — 1.1%
630,000	Caterpillar Inc.	50,683,500

	TOTAL INDUSTRIALS	365,499,260

INFORMATION TECHNOLOGY — 16.9%
Communications Equipment — 4.5%
2,389,000	3Com Corp. (a)(b)	10,081,580
15,437,200	Lucent Technologies Inc. (a)(b)	48,935,924
4,985,700	Motorola, Inc.	89,942,028
4,310,000	Nokia Oyj, Sponsored ADR	59,133,200

		208,092,732

Computers and Peripherals — 1.6%
1,438,200	Electronics for Imaging, Inc. (b)	23,356,368
543,874	International Business Machines Corp.	46,631,757
537,400	Socket Communications, Inc. (a)(b)	1,279,012

		71,267,137

Electronic Equipment and Instruments — 2.8%
2,646,000	Agilent Technologies, Inc. (b)	57,074,220
14,087,322	Solectron Corp. (a)(b)	69,732,244

		126,806,464

Internet Software and Services — 0.6%
311,100	IAC/InterActiveCorp (a)(b)	6,850,422
4,538,900	RealNetworks, Inc. (a)(b)	21,151,274

		28,001,696

IT Consulting and Services — 1.9%
1,915,400	SunGard Data Systems Inc. (b)	45,529,058
3,996,400	Unisys Corp. (b)	41,242,848

		86,771,906

See Notes to Financial Statements.

13        Smith Barney Fundamental Value Fund Inc.      |      2004 Annual Report

Schedule of Investments (continued)	September 30, 2004

SHARES	SECURITY	VALUE
Office Electronics — 0.5%
1,976,575	IKON Office Solutions, Inc. (a)	$23,758,431

Semiconductor Equipment and Products — 3.1%
2,338,700	Intel Corp.	46,914,322
7,170,918	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (a)(b)	51,200,355
2,161,386	Texas Instruments Inc.	45,994,294

		144,108,971

Software — 1.9%
331,900	Actuate Corp. (b)	1,171,607
4,722,200	Micromuse Inc. (a)(b)	17,377,696
2,570,600	Microsoft Corp.	71,077,090

		89,626,393

	TOTAL INFORMATION TECHNOLOGY	778,433,730

MATERIALS — 11.9%
Chemicals — 3.2%
747,120	Cabot Corp.	28,816,418
1,411,700	The Dow Chemical Co.	63,780,606
1,935,000	Engelhard Corp.	54,857,250

		147,454,274

Metals and Mining — 5.9%
2,141,200	Alcoa Inc.	71,922,908
1,073,800	Allegheny Technologies, Inc.	19,596,850
1,636,700	Brush Engineered Materials Inc. (a)(b)	33,896,057
1,667,900	Newmont Mining Corp.	75,939,487
1,291,600	RTI International Metals, Inc. (b)	25,018,292
1,147,800	United States Steel Corp. (a)	43,180,236

		269,553,830

Paper and Forest Products — 2.8%
1,836,400	Georgia Pacific Corp. (a)	66,018,580
135,200	PT Toba Pulp Lestari Tbk, Sponsored ADR (b)(c)	0
975,200	Weyerhaeuser Co.	64,831,296

		130,849,876

	TOTAL MATERIALS	547,857,980

TELECOMMUNICATION SERVICES — 3.0%
Diversified Telecommunication Services — 1.7%
1,871,500	Nippon Telegraph & Telephone Corp., ADR (a)	37,392,570
1,530,000	SBC Communications Inc.	39,703,500

		77,096,070

Wireless Telecommunication Services — 1.3%
2,481,600	Vodafone Group PLC, Sponsored ADR (a)	59,831,376

	TOTAL TELECOMMUNICATION SERVICES	136,927,446

UTILITIES — 1.2%
Electric Utilities — 0.1%
2,123,600	Calpine Corp. (a)(b)	6,158,440

See Notes to Financial Statements.

14        Smith Barney Fundamental Value Fund Inc.       |      2004 Annual Report

Schedule of Investments (continued)	September 30, 2004

SHARES	SECURITY	VALUE
Multi-Utilities — 1.1%
3,959,600	The Williams Cos., Inc. (a)	$47,911,160

	TOTAL UTILITIES	54,069,600

	TOTAL COMMON STOCK (Cost — $3,478,724,803)	4,228,540,490

FOREIGN STOCK — 2.0%
Canada — 0.1%
557,700	WGI Heavy Minerals, Inc. (b)	2,851,862

Hong Kong — 0.1%
9,129	Hutchison Telecommunications International Ltd. (b)(c)	0
684,700	Hutchison Whampoa	5,356,010

		5,356,010

Japan — 1.8%
6,905	Mitsubishi Toyoko Financial Group, Inc.	57,586,052
800,000	SONY CORP. (a)	27,297,064

		84,883,116

	TOTAL FOREIGN STOCK (Cost — $77,670,402)	93,090,988

CONVERTIBLE PREFERRED STOCK — 0.0%
INFORMATION TECHNOLOGY — 0.0%
Internet Software and Services — 0.0%
54,818	Webforia Inc., Series D (b)(c)	0

	TOTAL CONVERTIBLE PREFERRED STOCK (Cost — $500,000)	0

FACE AMOUNT
CORPORATE BONDS AND NOTES (c) — 0.2%
CHEMICALS — 0.0%
Chemicals and Plastics — 0.0%
$ 25,000	Key Plastics Holdings Inc., Guaranteed Notes, Series B, 10.250% due 3/15/07	31

HEALTHCARE — 0.2%
Biotechnology — 0.2%
5,000,000	Aphton Corp., Guaranteed Notes, 6.000% due 3/31/05	7,200,000

	TOTAL CORPORATE BONDS AND NOTES (Cost — $5,012,889)	7,200,031

WARRANTS
WARRANTS (c)(d) — 0.0%
HEALTHCARE — 0.0%
Biotechnology — 0.0%
360,000	Aphton Corp., Expire 3/31/08	324,000
600,000	Genelabs Technologies, Inc., Expire 5/1/08	666,000
1,000,000	Lynx Therapeutics, Inc., Expire 4/29/07	1

	TOTAL HEALTHCARE	990,001

See Notes to Financial Statements.

15        Smith Barney Fundamental Value Fund Inc.      |      2004 Annual Report

Schedule of Investments (continued)	September 30, 2004

WARRANTS	SECURITY	VALUE
INFORMATION TECHNOLOGY — 0.0%
Internet Software and Services — 0.0%
10,719	Webforia Inc., Expire 7/14/05	$0

	TOTAL WARRANTS (Cost — $0)	990,001

FACE AMOUNT
REPURCHASE AGREEMENT — 6.3%
$290,761,000	Goldman, Sachs & Co. dated 9/30/04, 1.860% due 10/1/04; Proceeds at maturity — $290,776,023; (Fully collateralized by U.S. Treasury Inflationary Index Bonds, 3.375% to 3.875% due 4/15/28 to 4/15/32; Market value — $296,576,628) (Cost — $290,761,000)	290,761,000

	TOTAL INVESTMENTS — 100.1% (Cost — $3,852,669,094*)	4,620,582,510
	Liabilities in Excess of Other Assets — (0.1)%	(5,713,435)

	TOTAL NET ASSETS — 100.0%	$4,614,869,075

LOANED SECURITIES COLLATERAL
463,634,463	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $463,634,463 )	$463,634,463

(a)	All or a portion of this security is on loan (See Note 3).
(b)	Non-income producing security.
(c)	Security is valued in good faith at fair value by or under the direction of the Board of Directors.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid pursuant to guidelines approved by the Board of Directors.
*	Aggregate cost for Federal income tax purposes is $3,854,162,077.

Abbreviation used in this schedule:

ADR — American Depositary Receipt.

See Notes to Financial Statements.

16        Smith Barney Fundamental Value Fund Inc.      |      2004 Annual Report

Statement of Assets and Liabilities	September 30, 2004

ASSETS:
Investments, at value (Cost — $3,852,669,094)	$4,620,582,510
Cash	553
Loaned securities collateral, at value (Cost — $463,634,463) (Note 3)	463,634,463
Dividends and interest receivable	3,149,854
Receivable for Fund shares sold	2,959,748
Prepaid expenses	105,551

Total Assets	5,090,432,679

LIABILITIES:
Payable for loaned securities collateral (Note 3)	463,634,463
Payable for Fund shares reacquired	3,401,344
Payable for securities purchased	3,199,523
Investment advisory fee payable	1,808,714
Distribution plan fees payable	1,094,627
Administration fee payable	618,628
Deferred compensation payable	375,442
Accrued expenses	1,430,863

Total Liabilities	475,563,604

Total Net Assets	$4,614,869,075

NET ASSETS:
Par value of capital shares ($0.001 par value, 1 billion shares authorized)	$340,963
Capital paid in excess of par value	3,925,110,263
Accumulated net investment loss	(384,711)
Accumulated net realized loss from investment transactions and foreign currencies	(78,112,766)
Net unrealized appreciation of investments and foreign currencies	767,915,326

Total Net Assets	$4,614,869,075

Shares Outstanding:
Class A	154,307,011

Class B	103,238,246

Class C	72,963,191

Class Y	10,454,073

Net Asset Value:
Class A (and redemption price)	$13.91

Class B *	$13.16

Class C *	$13.16

Class Y (and redemption price)	$14.22

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$14.64

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

17        Smith Barney Fundamental Value Fund Inc.      |      2004 Annual Report

Statement of Operations	For the Year Ended September 30, 2004

INVESTMENT INCOME:
Dividends	$53,916,191
Interest (Note 3)	3,759,293
Less: Foreign withholding tax	(676,014)

Total Investment Income	56,999,470

EXPENSES:
Distribution plan fees (Notes 2 and 4)	29,288,694
Investment advisory fee (Note 2)	21,981,311
Administration fee (Note 2)	7,520,416
Transfer agency services (Notes 2 and 4)	7,112,004
Shareholder communications (Note 4)	288,802
Custody	237,624
Directors’ fees	200,224
Audit and legal	122,680
Registration fees	89,384
Other	42,638

Total Expenses	66,883,777

Net Investment Loss	(9,884,307)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Realized Gain (Loss) From:
Investment transactions	186,754,142
Foreign currency transactions	(11,340)

Net Realized Gain	186,742,802

Change in Net Unrealized Appreciation From:
Investments	327,524,486
Foreign currencies	755

Net Increase in Unrealized Appreciation	327,525,241

Net Gain on Investments and Foreign Currencies	514,268,043

Increase in Net Assets From Operations	$504,383,736

See Notes to Financial Statements.

18        Smith Barney Fundamental Value Fund Inc.      |      2004 Annual Report

Statements of Changes in Net Assets	For the Years Ended September 30,

	2004	2003
OPERATIONS:
Net investment loss	$(9,884,307)	$(5,059,904)
Net realized gain (loss)	186,742,802	(149,999,929)
Net increase in unrealized appreciation	327,525,241	1,127,772,514

Increase in Net Assets From Operations	504,383,736	972,712,681

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	951,087,080	692,864,674
Cost of shares reacquired	(787,289,687)	(693,081,236)

Increase (Decrease) in Net Assets From Fund Share Transactions	163,797,393	(216,562)

Increase in Net Assets	668,181,129	972,496,119

NET ASSETS:
Beginning of year	3,946,687,946	2,974,191,827

End of year*	$4,614,869,075	$3,946,687,946

* Includes accumulated net investment loss of:	$(384,711)	$(411,566)

See Notes to Financial Statements.

19        Smith Barney Fundamental Value Fund Inc.      |      2004 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class A Shares(1)	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$12.28	$ 9.16	$11.99	$15.97	$12.90

Income (Loss) From Operations:
Net investment income	0.03	0.03	0.02	0.06	0.04
Net realized and unrealized gain (loss)	1.60	3.09	(2.80)	(2.85)	3.86

Total Income (Loss) From Operations	1.63	3.12	(2.78)	(2.79)	3.90

Less Distributions From:
Net realized gains	—	—	(0.05)	(1.19)	(0.83)

Total Distributions	—	—	(0.05)	(1.19)	(0.83)

Net Asset Value, End of Year	$13.91	$12.28	$ 9.16	$11.99	$15.97

Total Return	13.27%	34.06%	(23.33)%	(18.52)%	31.55%

Net Assets, End of Year (millions)	$2,147	$1,690	$1,176	$1,306	$1,085

Ratios to Average Net Assets:
Expenses	1.05%	1.15%	1.05%	1.02%	1.06%
Net investment income	0.19	0.28	0.17	0.44	0.29

Portfolio Turnover Rate	31%	34%	39%	42%	38%

Class B Shares(1)	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$11.71	$ 8.81	$11.62	$15.63	$12.73

Income (Loss) From Operations:
Net investment loss	(0.08)	(0.05)	(0.08)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	1.53	2.95	(2.68)	(2.77)	3.80

Total Income (Loss) From Operations	1.45	2.90	(2.76)	(2.82)	3.73

Less Distributions From:
Net realized gains	—	—	(0.05)	(1.19)	(0.83)

Total Distributions	—	—	(0.05)	(1.19)	(0.83)

Net Asset Value, End of Year	$13.16	$11.71	$ 8.81	$11.62	$15.63

Total Return	12.38%	32.92%	(23.90)%	(19.16)%	30.59%

Net Assets, End of Year (millions)	$1,359	$1,308	$1,078	$1,354	$1,323

Ratios to Average Net Assets:
Expenses	1.84%	1.94%	1.84%	1.83%	1.84%
Net investment loss	(0.60)	(0.50)	(0.62)	(0.37)	(0.50)

Portfolio Turnover Rate	31%	34%	39%	42%	38%

(1)	Per share amounts have been calculated using the monthly average shares method.

See Notes to Financial Statements.

20        Smith Barney Fundamental Value Fund Inc.      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class C Shares(1)(2)	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$11.71	$ 8.81	$11.61	$15.62	$12.73

Income (Loss) From Operations:
Net investment loss	(0.08)	(0.05)	(0.07)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	1.53	2.95	(2.68)	(2.77)	3.79

Total Income (Loss) From Operations	1.45	2.90	(2.75)	(2.82)	3.72

Less Distributions From:
Net realized gains	—	—	(0.05)	(1.19)	(0.83)

Total Distributions	—	—	(0.05)	(1.19)	(0.83)

Net Asset Value, End of Year	$13.16	$11.71	$ 8.81	$11.61	$15.62

Total Return	12.38%	32.92%	(23.83)%	(19.17)%	30.51%

Net Assets, End of Year (millions)	$960	$852	$665	$714	$266

Ratios to Average Net Assets:
Expenses	1.83%	1.93%	1.83%	1.82%	1.86%
Net investment loss	(0.59)	(0.49)	(0.60)	(0.38)	(0.47)

Portfolio Turnover Rate	31%	34%	39%	42%	38%

Class Y Shares(1)	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$12.51	$ 9.29	$12.11	$16.07	$12.93

Income (Loss) From Operations:
Net investment income	0.08	0.08	0.07	0.11	0.08
Net realized and unrealized gain (loss)	1.63	3.14	(2.84)	(2.88)	3.89

Total Income (Loss) From Operations	1.71	3.22	(2.77)	(2.77)	3.97

Less Distributions From:
Net realized gains	—	—	(0.05)	(1.19)	(0.83)

Total Distributions	—	—	(0.05)	(1.19)	(0.83)

Net Asset Value, End of Year	$14.22	$12.51	$ 9.29	$12.11	$16.07

Total Return	13.67%	34.66%	(23.01)%	(18.27)%	32.04%

Net Assets, End of Year (millions)	$149	$97	$55	$68	$81

Ratios to Average Net Assets:
Expenses	0.66%	0.72%	0.70%	0.71%	0.75%
Net investment income	0.58	0.69	0.53	0.76	0.56

Portfolio Turnover Rate	31%	34%	39%	42%	38%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective April 29, 2004, Class L shares were renamed as Class C shares.

See Notes to Financial Statements.

21        Smith Barney Fundamental Value Fund Inc.      |      2004 Annual Report

Notes to Financial Statements

1.	Significant Accounting Policies

Smith Barney Fundamental Value Fund Inc. (“Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities traded on national securities markets are valued at the closing price on such markets. Securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

(d) Investment Transactions and Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Gains or losses on the sale of securities are calculated by using the specific identification method.

22        Smith Barney Fundamental Value Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

(e) Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in securities, which are due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities.

(f) Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP.

(g) Class Accounting. Class specific expenses are charged to each class; investment advisory fees, general fund expenses, income, gains and/or losses are allocated on the basis of relative net assets of each class or on another reasonable basis.

(h) Federal Income Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $9,922,502 has been reclassified between accumulated net investment loss and paid in capital as a result of permanent differences primarily attributable to a tax net operating loss. This reclassification has no effect on net assets or net asset values per share.

2.	Investment Advisory Agreement and Other Transactions

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser of the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.55% on the first $1.5 billion of the Fund’s average daily net assets; 0.50% on the next $0.5 billion; 0.49% on the next $0.5 billion; 0.46% on the next $1.0 billion and 0.38% on the Fund’s average daily net assets in excess of $3.5 billion. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund’s administrator for which it receives a fee calculated at an annual rate of 0.20% on the first $2.0 billion of the Fund’s average daily net assets; 0.16% on the next $0.5 billion; 0.14% on the next $1.0 billion and 0.12% on the Fund’s average daily net assets in excess of $3.5 billion. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended September 30, 2004, the Fund paid transfer agent fees of $4,944,231 to CTB.

Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund’s distributors.

On February 2, 2004, initial sales charge on Class L shares were eliminated. Effective April 29, 2004, Class L shares were renamed as Class C shares.

23        Smith Barney Fundamental Value Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

There is a maximum sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2004, CGM and its affiliates received sales charges of approximately $10,305,000 and $566,000 on sales of the Fund’s Class A and C shares, respectively.

In addition, for the year ended September 30, 2004, CDSCs paid to CGM and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$18,000	$2,828,000	$73,000

For the year ended September 30, 2004, CGM and its affiliates received brokerage commissions of $104,013.

All officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the year ended September 30, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,333,558,895

Sales	1,399,061,561

At September 30, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation	$945,498,879
Gross unrealized depreciation	(179,078,446)

Net unrealized appreciation	$766,420,433

At September 30, 2004, the Fund loaned securities having a market value of $451,191,212. The Fund received cash collateral amounting to $463,634,463, which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund.

Income earned by the Fund from securities lending for the year ended September 30, 2004 was $680,316.

4.	Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended September 30, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Rule 12b-1 Distribution Plan Fees	$5,151,119	$14,289,335	$9,848,240

24        Smith Barney Fundamental Value Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

For the year ended September 30, 2004, total Transfer Agency Service expenses were as follows:
	Class A	Class B	Class C	Class Y
Transfer Agency Service Expenses	$2,920,820	$2,554,718	$1,636,281	$185

For the year ended September 30, 2004, total Shareholder Communication expenses were as follows:
	Class A	Class B	Class C	Class Y
Shareholder Communication Expenses	$107,153	$122,381	$59,262	$6

5.	Capital Shares

At September 30, 2004, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At September 30, 2004, a significant concentration of Class Y shares were held by other Smith Barney Mutual Funds.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2004		Year Ended September 30, 2003
	Shares	Amount	Shares	Amount
Class A
Shares sold	37,719,694	$528,075,582	30,685,983	$331,853,405
Shares reacquired	(20,977,503)	(293,202,718)	(21,451,769)	(225,742,332)

Net Increase	16,742,191	$234,872,864	9,234,214	$106,111,073

Class B
Shares sold	15,323,561	$203,542,939	19,395,608	$200,270,972
Shares reacquired	(23,788,104)	(315,756,200)	(30,066,864)	(302,368,332)

Net Decrease	(8,464,543)	$(112,213,261)	(10,671,256)	$(102,097,360)

Class C†
Shares sold	12,697,822	$168,244,819	12,384,292	$129,503,489
Shares reacquired	(12,446,491)	(164,955,781)	(15,232,499)	(152,285,232)

Net Increase (Decrease)	251,331	$3,289,038	(2,848,207)	$(22,781,743)

Class Y
Shares sold	3,617,841	$51,223,740	2,950,475	$31,236,808
Shares reacquired	(945,218)	(13,374,988)	(1,104,646)	(12,685,340)

Net Increase	2,672,623	$37,848,752	1,845,829	$18,551,468

†	Effective April 29, 2004, Class L shares were renamed as Class C shares.

25        Smith Barney Fundamental Value Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

6.	Income Tax Information and Distributions to Shareholders

For the years ended September 30, 2004 and 2003, the Fund did not make any distributions.

As of September 30, 2004, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward	$(64,510,354	)*
Other book/tax temporary differences	(12,494,140	)**
Unrealized appreciation	766,422,343	***

Total accumulated earnings	$689,417,849

*	On September 30, 2004, the Fund had a net capital loss carryforward of approximately $64,510,354, of which $1,825,736 expires in 2005, $883,626 expires in 2006, $2,767,843 expires in 2007, $40,598 expires in 2008 and $58,992,551 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
**	Other book/tax temporary differences are attributable primarily to the deferral of post-October currency losses and the tax deferral of losses on straddles for tax purposes.
***	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

7.	Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and two other individuals, one of whom is an employee and the other of whom is a former employee of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

26        Smith Barney Fundamental Value Fund Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

8.	Legal Matters

Class action lawsuits have been filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers (the “Funds”), and directors or trustees of the Funds. The complaints allege, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also allege that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints seek injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses. Citigroup Asset Management believes that the suits are without merit and intends to defend the cases vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Citigroup Asset Management nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or the ability of the Distributor or the Advisers to perform under their respective contracts with the Funds.

27        Smith Barney Fundamental Value Fund Inc.      |      2004 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of

Smith Barney Fundamental Value Fund Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Fundamental Value Fund Inc. (“Fund”) as of September 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three year period ended September 30, 2002 were audited by other auditors whose report thereon, dated November 15, 2002, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and broker. As to securities purchased but not received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 19, 2004

28        Smith Barney Fundamental Value Fund Inc.      |      2004 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Smith Barney Fundamental Value Fund Inc. (“Fund”) are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Fund directors and is available without charge, upon request by calling the Fund’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or the Fund’s sub-transfer agent (Primerica Shareholder Services at 1-800-544-5445).

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Non-Interested Directors:

Robert M. Frayn, Jr. 2212 Harvard Avenue East Seattle, WA 98102 Age 66	Director	Since 1981	Retired; Former President and Director of Book Publishing Co.	1	None

Leon P. Gardner 2310 NW Blue Ridge Drive Seattle, WA 98177 Age 72	Director	Since 1984	Private Investor; Former Chairman of Fargo’s Pizza Co.	1	None

Howard J. Johnson 30 Sutton Place New York, NY 10022 Age 62	Director	From 1981 to 1998 and 2000 to Present	Private Investor; Former Vice Chairman, Benefit and Investment Solutions, of Merrill Lynch & Co.; Former President and Chairman of Howard Johnson & Co., an actuary and pension consultant	1	None

David E. Maryatt 1326 Fifth Avenue, Seattle, WA 98101 Age 64	Director	Since 1983	Private Investor; Former President and Director of ALS Co., a real estate management and development firm	1	None

Jerry A. Viscione 11927 Stendall Drive North Seattle, WA 98133 Age 56	Director	Since 1993	Consultant; Former Executive Vice President of Marquette University	1	None

Interested Directors:

R. Jay Gerken, CFA** Citigroup Asset Management (‘‘CAM’’) 399 Park Avenue, 4th Floor New York, NY 10022 Age 53	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management, Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	221	None

29        Smith Barney Fundamental Value Fund Inc.      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Officers:

Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Age 47	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

James M. Giallanza CAM 125 Broad Street, 11th Floor New York, NY 10004 Age 38	Chief Financial Officer and Treasurer	Since 2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Director and Controller of the U.S. wholesale business at UBS Global Asset Management US, Inc. (from September 2001 to July 2004); Director of Global Funds Administration at CAM (from June 2000 to September 2001); Treasurer of the Lazard Funds (from June 1998 to June 2000)	N/A	N/A

John G. Goode CAM One Sansome Street, 36th Floor San Francisco, CA 94104 Age 57	Vice President and Investment Officer	Since 1990	Managing Director of CGM; Chairman and Chief Investment Officer of Davis Skaggs Investment Management (‘‘Davis Skaggs’’), a division of Citigroup Asset Management	N/A	N/A

Peter J. Hable CAM One Sansome Street, 36th Floor San Francisco, CA 94104 Age 43	Vice President and Investment Officer	Since 2001	Managing Director of CGM; President of Davis Skaggs	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Age 40	Chief Anti- Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, Citigroup Asset Management (from 1999 to 2000); Compliance Officer, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999)	N/A	N/A

30        Smith Barney Fundamental Value Fund Inc.      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Kaprel Ozsolak CAM 125 Broad Street, 11th Floor New York, NY 10004 Age 39	Controller	Since 2002	Vice President of CGM; Controller of certain mutual funds associated with Citigroup	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Age 48	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM; Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Directors are elected until the Fund’s next annual meeting and until their successors are elected and qualified.
**	Mr. Gerken is a Director who is an interested person of the Fund as defined in the Investment Company Act of 1940, as amended, because he is an officer of SBFM and certain of its affiliates.

31        Smith Barney Fundamental Value Fund Inc.      |      2004 Annual Report

SMITH BARNEY

FUNDAMENTAL VALUE FUND INC.

DIRECTORS

Robert M. Frayn, Jr.

Leon P. Gardner

R. Jay Gerken, CFA
Chairman

Howard J. Johnson

David E. Maryatt

Jerry A. Viscione

OFFICERS

R. Jay Gerken, CFA

President and
Chief Executive Officer

Andrew B. Shoup

Senior Vice President and
Chief Administrative Officer

James M. Giallanza

Chief Financial Officer
and Treasurer

John G. Goode

Vice President and Investment Officer

Peter J. Hable
Vice President and

Investment Officer

Andrew Beagley
Chief Anti-Money Laundering

Compliance Officer and
Chief Compliance Officer

Kaprel Ozsolak

Controller

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT ADVISER

AND ADMINISTRATOR

Smith Barney Fund
Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

PFS Distributors, Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENTS

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Primerica Shareholder Services

P.O. Box 9662

Providence, Rhode Island

02940-9662

Smith Barney Fundamental Value Fund Inc.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12- month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of shareholders of Smith Barney Fundamental Value Fund Inc., but it may also be used as sales literature when preceded or accompanied by a current prospectus.

SMITH BARNEY FUNDAMENTAL VALUE FUND INC.

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

www.smithbarneymutualfunds.com

©2004 Citigroup Global Markets Inc. Member NASD, SIPC

FD00283 11/04	04-7422

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry Viscione, a Member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees for the Smith Barney Fundamental Value Fund Inc. were $22,000 and $22,000 for the years ended 9/30/04 and 9/30/03.

(b)	Audit-Related Fees for the Smith Barney Fundamental Value Fund Inc. were $0 and $0 for the years ended 9/30/04 and 9/30/03.

(c)	Tax Fees for Smith Barney Fundamental Value Fund Inc. of $2,500 and $2,500 for the years ended 9/30/04 and 9/30/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Fundamental Value Fund Inc.

(d)	All Other Fees for Smith Barney Fundamental Value Fund Inc. of $0 and $0 for the years ended 9/30/04 and 9/30/03.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Fundamental Value Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 9/30/04 and 9/30/03; Tax Fees were 100% and 100% for the years ended 9/30/04 and 9/30/03; and Other Fees were 100% and 100% for the years ended 9/30/04 and 9/30/03.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Smith Barney Fundamental Value Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Fundamental Value Fund Inc. were $0 and $0 for the years ended 9/30/04 and 9/30/03.

(h)	Yes. The Smith Barney Fundamental Value Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Smith Barney Fundamental Value Fund Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the

“1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Investment Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Fundamental Value Fund Inc.

Date: December 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Fundamental Value Fund Inc.

Date: December 8, 2004

By:	/s/ James M. Giallanza
James M. Giallanza
Chief Financial Officer of
Smith Barney Fundamental Value Fund Inc.

Date: December 8, 2004